UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2015

Resource Capital Corp.

(Exact name of registrant as specified in its chapter)

Maryland	1-32733	20-2287134
(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

712 Fifth Avenue, 12th Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-974-1708

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

RCC Real Estate SPE 6, LLC (“SPE6”), an indirect wholly-owned subsidiary of Resource Capital Corp. (“RCC”), entered into a $250,000,000 Master Repurchase and Securities Contract Agreement dated as of September 10, 2015 with Morgan Stanley Bank, N.A. (“Morgan Stanley”), to be used to finance RCC’s commercial real estate lending business (the “Repurchase Facility”). Each repurchase transaction specifies its own terms, such as identification of the assets subject to the transaction, sale price, repurchase price and rate. The financing provided by the Repurchase Facility matures on September 10, 2018, subject to one-year extensions and subject further to the right of SPE6 to repurchase assets held in the facility earlier.

The Repurchase Facility contains margin call provisions that provide Morgan Stanley with certain rights where there has been a decline in the value of purchased assets that has not been remedied by delivering cash and/or repurchasing such assets.

In connection with the Repurchase Facility, RCC fully guaranteed all payments and performance under the Repurchase Facility pursuant to a guaranty agreement, and SPE6’s parent, RCC Real Estate, Inc. (“Pledgor”) pledged all of its interest in SPE6 to Morgan Stanley pursuant to a pledge and security agreement.

The Repurchase Facility contains events of default (subject to certain materiality thresholds and grace periods) customary for this type of financing arrangement, including but not limited to: payment defaults; bankruptcy or insolvency proceedings; a change of control of SPE6, Pledgor or RCC; breaches of covenants and/or certain representations and warranties; performance defaults by SPE6, Pledgor or RCC; a judgment in an amount greater than $250,000 against SPE6 or $15,000,000 in the aggregate against RCC; or a default involving the failure to pay or acceleration of a monetary obligation in excess of $250,000 of SPE6 or $15,000,000 of RCC. The remedies for such events of default are also customary for this type of transaction and include the acceleration of the principal amount outstanding under the Repurchase Facility and the liquidation by Morgan Stanley of purchased assets then subject to the Repurchase Facility.

The foregoing description of the Repurchase Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the Repurchase Facility and RCC’s guaranty, which have been filed with this Current Report on Form 8-K as Exhibits 99.1 and 99.2.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Master Repurchase and Securities Contract Agreement between RCC Real Estate 6, LLC and Morgan Stanley Bank, N.A. dated as of September 10, 2015.

99.2	Guarantee dated as of September 10, 2015, made by Resource Capital Corp., as guarantor, in favor of Morgan Stanley Bank, N.A.

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Resource Capital Corp.

/s/ David J. Bryant
September 16, 2015	David J. Bryant Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Master Repurchase and Securities Contract Agreement between RCC Real Estate 6, LLC and Morgan Stanley Bank, N.A. dated as of September 10, 2015.

99.2	Guarantee dated as of September 10, 2015, made by Resource Capital Corp., as guarantor, in favor of Morgan Stanley Bank, N.A.